UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

FUNKO, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FUNKO, INC.

NOTICE & PROXY

STATEMENT

Annual Meeting of Stockholders

June 15, 2018

8:00 a.m. (Pacific Time)

FUNKO, INC.

2802 WETMORE AVENUE, EVERETT, WASHINGTON 98201

April 27, 2018

To Our Stockholders:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Funko, Inc. at 8:00 a.m. Pacific Time, on Friday, June 15, 2018, at the Courtyard by Marriott Hotel, 3003 Colby Ave., Everett, WA 98201.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Brian Mariotti

Chief Executive Officer

Notice of Annual Meeting of Stockholders

To Be Held Friday, June 15, 2018

FUNKO, INC.

2802 WETMORE AVENUE, EVERETT, WASHINGTON 98201

The Annual Meeting of Stockholders (the “Annual Meeting”) of Funko, Inc., a Delaware corporation (the “Company”), will be held at the Courtyard by Marriott Hotel, 3003 Colby Ave., Everett, WA 98201 on Friday, June 15, 2018, at 8:00 a.m. Pacific Time, for the following purposes:

➊	To elect Charles Denson, Adam Kriger and Brian Mariotti as Class I Directors to serve until the 2021 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

➋	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

➌	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our outstanding shares of capital stock, composed of Class A common stock and Class B common stock, at the close of business on April 20, 2018, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 2802 Wetmore Avenue, Everett, Washington 98201 for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Tracy D. Daw, Senior Vice President, General Counsel and Secretary

Everett, Washington

April 27, 2018

CONTENTS

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11
VOTE REQUIRED	11

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	40

STOCKHOLDERS’ PROPOSALS	40

OTHER MATTERS	41

SOLICITATION OF PROXIES	41

FUNKO’S ANNUAL REPORT ON FORM 10-K	41

CERTAIN DEFINITIONS

In connection with the closing of our initial public offering of our Class A common stock in November 2017 (the “IPO”), we effected certain organizational transactions which we refer to as the “Transactions”. As used in the accompanying proxy statement, unless otherwise indicated, references to:

•	“we,” “us,” “our,” the “Company,” “Funko” and similar references refer: (1) following November 1, 2017, to Funko, Inc., and, unless otherwise stated, all of its subsidiaries, including FAH, LLC and, unless otherwise stated, all of its subsidiaries, and (2) prior to November 1, 2017, to FAH, LLC and, unless otherwise stated, all of its subsidiaries.

•	“ACON” refers to ACON Funko Investors, L.L.C., a Delaware limited liability company, and certain funds affiliated with ACON Funko Investors, L.L.C. (including any such fund or entity formed to hold shares of Class A common stock for the Former Equity Owners).

•	“Continuing Equity Owners” refers collectively to ACON, Fundamental, the Former Profits Interests Holders, the Warrant Holders and certain current and former executive officers, employees and directors and each of their permitted transferees that owned common units in FAH, LLC after the Transactions and who may redeem at each of their options (subject in certain circumstances to time-based vesting requirements) their common units for, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), cash or newly-issued shares of our Class A common stock.

•	“FAH LLC Agreement” refers to FAH, LLC’s second amended and restated limited liability company agreement, which became effective on November 1, 2017.

•	“FHL” refers to Funko Holdings LLC, a Delaware limited liability company.

•	“Former Equity Owners” refers to those Original Equity Owners affiliated with ACON who transferred their indirect ownership interests in common units of FAH, LLC for shares of our Class A common stock (to be held by them either directly or indirectly) in connection with the Transactions.

•	“Former Profits Interests Holders” refers collectively to certain of our directors and certain current executive officers and employees, in each case, who, prior to the Transactions, held existing vested and unvested profits interests in FAH, LLC pursuant to FAH, LLC’s existing equity incentive plan and who received common units of FAH, LLC in exchange for their profits interests (subject to any common units received in exchange for unvested profits interests remaining subject to their existing time-based vesting requirements) in connection with the Transactions.

•	“Fundamental” refers collectively to Fundamental Capital, LLC and Funko International, LLC.

•	“Original Equity Owners” refers to the owners of ownership interests in FAH, LLC, collectively, prior to the Transactions, which include ACON, Fundamental, the Former Profits Interests Holders and certain current and former executive officers, employees and directors.

•	“Warrant Holders” refers to lenders under our senior secured credit facilities that formerly held warrants to purchase ownership interests in FAH, LLC, which converted into common units of FAH, LLC in connection with the Transactions.

i

Proxy Statement

FUNKO, INC.

2802 WETMORE AVENUE, EVERETT, WASHINGTON 98201

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Funko, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 15, 2018 (the “Annual Meeting”), at the Courtyard by Marriott Hotel, 3003 Colby Ave., Everett, WA 98201 at 8:00 a.m. Pacific Time, and at any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of outstanding shares of capital stock, composed of Class A common stock and Class B common stock (collectively, “Common Stock”), at the close of business on April 20, 2018 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. Each share of our Class A common stock and Class B common stock entitles its holders to one vote per share on all matters presented to our stockholders. At the close of business on the Record Date, there were 23,337,705 shares of Class A common stock and 24,975,932 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing 48.3% and 51.7% combined voting power of our Common Stock, respectively.

This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2017 (the “2017 Annual Report”) will be released on or about May 2, 2018 to our stockholders on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSFOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 15, 2018

This Proxy Statement and our 2017 Annual Report to Stockholders are available at

http://www.proxyvote.com/

DIRECTIONS TO THE ANNUAL MEETING

Directions to the Annual Meeting are available by calling (425) 783-3616, extension 429.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

➊	To elect Charles Denson, Adam Kriger and Brian Mariotti as Class I Directors to serve until the 2021 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

➋	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

➌	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors, (the “Board”), recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

➊	FOR the election of Charles Denson, Adam Kriger and Brian Mariotti as Class I Directors; and

➋	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Funko’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Funko is making this proxy statement and its 2017 Annual Report available to its stockholders electronically via the Internet. On or about May 2, 2018, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2017 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2017 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers about the 2018 Annual Meeting of Stockholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is April 20, 2018. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each share of our Class A common stock and Class B common stock entitles its holders to one vote per share on all matters presented to our stockholders. At the close of business on the Record Date, there were 23,337,705 shares of Class A common stock and 24,976,932 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting, representing 48.3% and 51.7% combined voting power of our Common Stock, respectively.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your bank or brokerage firm.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE 2018 ANNUAL MEETING OF STOCKHOLDERS?

You may attend the Annual Meeting only if you are a Funko stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you plan to attend the Annual Meeting, you must RSVP by calling (425) 783-3616, extension 429 no later than 5:00 p.m. Pacific Time on June 13, 2018 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your bank or broker holds your shares in street name, you will also be required to present proof of beneficial ownership of our Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our Common Stock at the close of business on the Record Date.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

Questions and Answers about the 2018 Annual Meeting of Stockholders

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a stockholder of record, there are three ways to vote by proxy:

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 14, 2018.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of Funko prior to or at the Annual Meeting; or

•	by voting in person at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

Questions and Answers about the 2018 Annual Meeting of Stockholders

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as a vote against the ratification of the appointment of Ernst & Young LLP.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP

Questions and Answers about the 2018 Annual Meeting of Stockholders as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2018 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

PROPOSALS TO BE VOTED ON

PROPOSAL 1: Election of Directors

At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2021 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

We currently have seven (7) directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term currently expires at the 2018 Annual Meeting of Stockholders and whose subsequent term will expire at the 2021 Annual Meeting of Stockholders; Class II, whose term will expire at the 2019 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2020 Annual Meeting of Stockholders. The current Class I Directors are Charles Denson, Adam Kriger and Brian Mariotti; the current Class II Directors are Gino Dellomo and Richard McNally; and the current Class III Directors are Ken Brotman and Diane Irvine.

In connection with the IPO of our Class A common stock in November 2017, we entered into a Stockholders Agreement with ACON, Fundamental, and Brian Mariotti, our Chief Executive Officer and Director (the “Stockholders Agreement”). Under the Stockholders Agreement, ACON has designated Messrs. Kriger, Brotman and Dellomo, Fundamental has designated Mr. McNally, and Mr. Mariotti has been designated by virtue of his role as Chief Executive Officer, to be their respective nominees for the applicable elections to our Board. As a result of the Stockholders Agreement and the aggregate voting power of the parties to the agreement, we expect that the parties to the agreement acting in conjunction will control the election of directors at Funko. For more information, see “Corporate Governance—Stockholders Agreement”.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class I Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.

Proposal 1: Election of Directors

CLASS I DIRECTOR NOMINEES (TERMS TO EXPIRE AT THE 2021 ANNUAL MEETING)

The current members of the Board who are also nominees for election to the Board as Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with Funko
Charles Denson	61	2017	Director
Adam Kriger	51	2017	Director
Brian Mariotti	50	2017	Chief Executive Officer, Director

The principal occupations and business experience, for at least the past five years, of each Class I Director nominee are as follows:

Charles Denson	Age 61

Charles Denson has served on the Board of Directors of Funko, Inc. since its formation in April 2017, and on the board of directors of FAH, LLC since June 2016. Mr. Denson has served as the President and Chief Executive Officer of Anini Vista Advisors, an advisory and consulting firm, since March 2014. From February 1979 until January 2014, Mr. Denson held various positions at NIKE, Inc., where he was appointed to several management roles, including, in 2001, President of the NIKE Brand, a position he held until January 2014. Mr. Denson also serves on the board of directors of the Naismith Memorial Basketball Hall of Fame, Inc. Mr. Denson serves on the board of directors of several privately held organizations. Mr. Denson received a B.A. in Business from Utah State University. We believe Mr. Denson’s extensive experience in brand building, brand management and organizational leadership in the public company context makes him well-qualified to serve on our Board of Directors.

Adam Kriger	Age 51

Adam Kriger has served on the Board of Directors of Funko, Inc. since its formation in April 2017, and on the board of directors of FAH, LLC since June 2016. Mr. Kriger is an Executive Partner at ACON Investments L.L.C. (“ACON Investments”), which he joined in August 2017. Before that, Mr. Kriger served as the Senior Vice President of Global Strategy for McDonald’s Corporation from December 2001 until March 2015. He also previously served as the Senior Vice President of Global Strategy for Starwood Hotels & Resorts Worldwide from 1998 until 1999, and as the Vice President of Strategy and Development for The Walt Disney Company from 1988 until 1990, and then again from 1992 until 1998. Mr. Kriger serves on the boards of several non-profit organizations and private companies. Mr. Kriger received an M.B.A. from Harvard Business School and a B.A. in Quantitative Economics from Stanford University. We believe Mr. Kriger’s extensive strategic, risk management and organizational leadership experience in the public company context make him well-qualified to serve on our Board of Directors.

Brian Mariotti	Age 50

Brian Mariotti has served as Funko, Inc.’s Chief Executive Officer and as a member of Funko, Inc.’s Board of Directors since its formation in April 2017, as the Chief Executive Officer of FAH, LLC and as a member of FAH, LLC’s board of directors since October 2015, and as Chief Executive Officer of FHL and as a member of FHL’s board of directors since May 2013. Mr. Mariotti has also served as Chief Executive Officer of Funko, LLC since he acquired the business with a small group of investors in 2005. We believe Mr. Mariotti’s knowledge of the pop culture industry and many years of experience as our Chief Executive Officer make him well-qualified to serve as a member of our Board of Directors.

Proposal 1: Election of Directors

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2019 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Positions with Funko
Gino Dellomo	39	2017	Director
Richard McNally	62	2017	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Gino Dellomo	Age 39

Gino Dellomo has served on the Board of Directors of Funko, Inc. since its formation in April 2017, and on the board of directors of FAH, LLC since October 2015. Mr. Dellomo is a Director at ACON Investments, which he joined in October 2006. Since October 2006, he has also served on the board of directors of various ACON Investments portfolio companies. Between 2001 and 2006, Mr. Dellomo held various positions at various investment banks, including Deutsche Bank Securities, Inc., FBR Capital Markets & Co. and MCG Capital Corp. Mr. Dellomo received a B.S. in Finance from Georgetown University. We believe Mr. Dellomo’s private equity investment and company oversight experience and background with respect to acquisitions, debt financings and equity financings makes him well-qualified to serve as a member of our Board of Directors.

Richard McNally	Age 62

Richard McNally has served on the Board of Directors of Funko, Inc. since its formation in April 2017, on the board of directors of FAH, LLC since October 2015, and on the Board of Directors of FHL since May 2013, when he also served as Chairman of the Board. Mr. McNally was a founding investor in Fundamental, where he was an Operating Partner from 2003 to 2005 and has been a Partner since 2006. From 1999 until 2005, Mr. McNally held several consulting, advisory and executive roles. From 1994 until 1998, Mr. McNally served as the President of Armani Exchange and, from 1981 until 1993, held various management roles with The Gap, including Executive Vice president of its Banana Republic Division. Since 2008, Mr. McNally has served on the board of directors of various Fundamental portfolio companies and non-profit organizations. Mr. McNally received a B.A. in History and Latin American Studies from Princeton University. We believe Mr. McNally’s extensive brand-building, organizational leadership and private equity investment experience make him well-qualified to serve on our Board of Directors.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with Funko
Ken Brotman	52	2017	Chairman of the Board
Diane Irvine	59	2017	Director

Proposal 1: Election of Directors

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Ken Brotman	Age 52

Ken Brotman has served on the Board of Directors of Funko, Inc. since its formation in April 2017, and on the board of directors of FAH, LLC since October 2015. Mr. Brotman is a Founder and Managing Partner at ACON Investments, which he co-founded in 1996. Before that, Mr. Brotman was a partner at Veritas Capital, Inc. from 1993 until 1996, and, between 1987 and 1993, held positions at various private equity firms including Bain Capital and Wasserstein Perella Management Partners. Mr. Brotman has served on the board of directors of various ACON Investments portfolio companies since 1997 including several in the retail and consumer products sectors. Mr. Brotman received an M.B.A. from Harvard Business School and a B.S. in Economics from The Wharton School of the University of Pennsylvania. We believe Mr. Brotman’s extensive private equity investment and company strategy and oversight experience and background with respect to acquisitions, debt financings and equity financings makes him well-qualified to serve as a member and as the chairman of our Board of Directors.

Diane Irvine	Age 59

Diane Irvine has served on the Board of Directors of Funko, Inc. and the board of directors of FAH, LLC since August 2017. Ms. Irvine previously served as Chief Executive Officer of Blue Nile, Inc., an online retailer of diamonds and fine jewelry, from February 2008 until November 2011, as President from February 2007 until November 2011, and as Chief Financial Officer from December 1999 until September 2007. From February 1994 until May 1999, Ms. Irvine served as Vice President and Chief Financial Officer of Plum Creek Timber Company, Inc., and from September 1981 until February 1994, she worked at accounting firm Coopers & Lybrand LLP in various capacities, most recently as partner. Ms. Irvine currently serves on the boards of directors of XO Group Inc. (on whose board she has served since November 2014), Yelp Inc. (on whose board she has served since September 2011), and D.A. Davidson & Co. (on whose board she has served since January 2018), and previously served on the boards of directors of Rightside Group Ltd. from August 2014 until July 2017, CafePress, Inc. from July 2012 until May 2015, and Blue Nile, Inc. from May 2001 until November 2011. Ms. Irvine received an M.S. in Taxation and a Doctor of Humane Letters from Golden Gate University, and a B.S. in Accounting from Illinois State University. We believe Ms. Irvine’s extensive leadership experience as a Chief Financial Officer and Chief Executive Officer at Blue Nile, Inc., her financial expertise, and her experience as a director of several public companies make her well-qualified to serve as a member of our Board of Directors.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2017. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2019. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of Funko.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as votes against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed Funko’s audited financial statements for the fiscal year ended December 31, 2017 and has discussed these financial statements with management and Funko’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Funko’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

Funko’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and Funko, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Funko.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Funko’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Diane Irvine (Chair)

Ken Brotman

Charles Denson

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services (in thousands):

Fee Category	Fiscal 2017	Fiscal 2016
Audit Fees	$1,993,161	$738,767
Audit-Related Fees	86,825	225,036
Tax Fees	419,359	340,518
All Other Fees	1,995	140,000

Total Fees	$2,501,340	$1,444,321

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements, including fees billed in connection with our initial public offering in November 2017.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” Included in the 2017 audit-related fees are fees billed in connection with acquisition related due diligence.

TAX FEES

Tax fees comprise fees for a variety of permissible services relating to international tax compliance, tax planning, and tax advice.

ALL OTHER FEES

Other fees included an IPO readiness assessment in 2016 and annual fees related to a research subscription tool in 2017.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval by the Audit Committee, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved fee levels or budgeted amounts also require specific pre-approval. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit

Independent Registered Public Accounting Firm Fees and Other Matters

Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves any services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific preapproval from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Brian Mariotti[1]	50	Chief Executive Officer and Director
Russell Nickel[2]	43	Chief Financial Officer
Andrew Perlmutter[3]	41	President
Tracy Daw[4]	52	Senior Vice President, General Counsel and Secretary

[1]	See page 8 of this proxy statement for Brian Mariotti’s biography.
[2]	Russell Nickel has served as Funko, Inc.’s Chief Financial Officer since its formation in April 2017, and as the Chief Financial Officer and Secretary of FAH, LLC since October 2013. Mr. Nickel was Vice President of Finance at ClipCard, a data services company, from May 2013 until October 2013, and the Institute for Corporate Productivity (i4cp) from 2011 until 2013, where he was responsible for all finance, accounting, and legal matters. Before joining i4cp, Mr. Nickel held various senior finance and accounting positions in other companies and also worked in public accounting, including as an Audit Manager at KPMG, LLP. Mr. Nickel received a B.A. in Accounting from the University of Washington.
[3]	Andrew Perlmutter has served as the President of Funko, Inc. and FAH, LLC since October 2017. Mr. Perlmutter was the Senior Vice President of Sales of FAH, LLC from June 2013 until October 2017. Prior to that, he was a co-founder of Bottle Rocket Collective, a board and travel games company, where he oversaw product manufacturing and sales from December 2012 until December 2013. Prior to that, he was a National Account Manager at The Wilko Group from August 2001 until December 2012, where he managed sales to a variety of major mass-market, specialty and online retailers. Mr. Perlmutter received a B.A. in Interpersonal Communications from Southern Illinois University.
[4]	Tracy Daw has served as Funko, Inc.’s Senior Vice President, General Counsel and Secretary since its formation in April 2017, and as the Senior Vice President and General Counsel of FAH, LLC since July 2016. Mr. Daw served as the General Counsel of INRIX, Inc., a technology and data services company, from April 2012 until July 2016, where he was responsible for global legal affairs, with emphasis on corporate and intellectual property matters. He also previously served in various roles at RealNetworks, Inc. from February 2000 until April 2012, including as Senior Vice President, Chief Legal Officer and Corporate Secretary, where he managed the company’s global legal affairs and corporate development efforts. From 1990 to 2000, Mr. Daw was a member of the law firm of Sidley Austin LLP, where he was a partner. Mr. Daw received a J.D. from the University of Michigan Law School and a B.S. in Industrial and Labor Relations from Cornell University.

Corporate Governance

GENERAL

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Funko. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section of the “Investor Relations” page of our website located at www.funko.com, or by writing to our Secretary at our offices at 2802 Wetmore Avenue, Everett, Washington 98201.

BOARD COMPOSITION

Our Board currently consists of seven (7) members: Ken Brotman, Gino Dellomo, Charles Denson, Diane Irvine, Adam Kriger, Brian Mariotti and Richard McNally. Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause, at a meeting called for that purpose.

STOCKHOLDERS AGREEMENT

In connection with our IPO in November 2017, we entered into the Stockholders Agreement with ACON, Fundamental and Brian Mariotti, our Chief Executive Officer and Director.

Pursuant to the Stockholders Agreement, ACON is entitled to designate up to three directors, apportioned among the classes, for as long as ACON beneficially owns, in the aggregate, 35% or more of our Class A common stock; two directors for so long as ACON beneficially owns, in the aggregate, less than 35% but 25% or more of our Class A common stock; and one director for so long as ACON beneficially owns, in the aggregate, less than 25% but at least 15% of our Class A common stock (assuming in each such case that all outstanding common units in FAH, LLC are redeemed for newly issued shares of our Class A common stock on a one-for-one basis) (the “ACON director nominees”). Fundamental is also entitled to designate one director (the “Fundamental director nominee”) until the earlier of (i) when Fundamental no longer directly or indirectly, beneficially owns, in the aggregate, at least 10% or more of our Class A common stock, or (ii) October 1, 2018.

In addition, ACON, Fundamental and Brian Mariotti have agreed to vote all of their outstanding shares of our Common Stock so as to cause the election of the ACON director nominees, the Fundamental director nominee, and Mr. Mariotti, for as long as he is our CEO.

DIRECTOR INDEPENDENCE

Our Board of Directors has affirmatively determined that Gino Dellomo, Charles Denson, Diane Irvine, and Adam Kriger are each an “independent director,” as defined under the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”). In evaluating and determining the independence of the directors, the Board considered that Funko may have certain relationships with its directors. Specifically, the Board of Directors considered that

Corporate Governance

Mr. Dellomo and Mr. Kriger are employees of ACON Investments, affiliates of which own approximately 48.5% of our combined voting power as of the Record Date. The Board of Directors also considered that, in 2015, the Company paid ACON Equity Management, L.L.C. fees under a management services agreement that constituted over 5% of ACON’s consolidated gross revenues for 2015. Because Mr. Dellomo and Mr. Kriger are not executive officers, partners or controlling shareholders of ACON Investments, the Board determined that Mr. Dellomo and Mr. Kriger were not disqualified from serving as independent directors under Nasdaq Listing Rule 5605(a)(2)(D).

CONTROLLED COMPANY EXEMPTION

Pursuant to the terms of the Stockholders Agreement, ACON, Fundamental and Brian Mariotti, in the aggregate, have more than 50% of the voting power for the election of directors, and, as a result, we are considered a “controlled company” for the purposes of the Nasdaq Rules. As such, we qualify for, and rely on, exemptions from certain corporate governance requirements. As a result, we are not subject to certain corporate governance requirements, including that a majority of our Board consists of “independent directors,” as defined under the Nasdaq Rules. In addition, we are not required to have a nominating and corporate governance committee or compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities or to conduct annual performance evaluations of the nominating and corporate governance and compensation committees. Currently, we do not have entirely independent compensation or nominating and corporate governance committees. Accordingly, our stockholders do not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the Nasdaq Rules.

If at any time we cease to be a “controlled company” under the Nasdaq Rules, our Board intends to take all action necessary to comply with the Nasdaq Rules, including establishing certain committees composed entirely of independent directors, subject to a permitted “phase-in” period.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in the Stockholders Agreement.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.

ACON designated Mr. Kriger and an investor in Fundamental recommended Mr. Denson for election to our Board as Class I director nominees at the Annual Meeting.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider (i) minimum individual qualifications, including a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and (ii) all other factors it considers appropriate, which may include experience in

Corporate Governance

corporate management, experience as a board member of other public companies, relevant professional or academic experience, leadership skills, financial and accounting background, executive compensation background and whether the candidate has the time required to fully participate as a director of the Company. In addition, the board will consider whether there are potential conflicts of interest with a candidate’s other personal and professional pursuits. Our Corporate Governance Guidelines provide that the Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Funko, Inc., 2802 Wetmore Avenue, Everett, Washington 98201. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, 2802 Wetmore Avenue, Everett, Washington 98201.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board exercises its discretion in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Currently, the roles are separated, with Mr. Brotman serving as Chairman of the Board and Mr. Mariotti serving as Chief Executive Officer. Our Board has determined that separating the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it allows Mr. Mariotti to focus on the day-to-day operation of our business and allows Mr. Brotman to focus on Board-related matters. However, our Board will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be combined or separated at any given time as part of our succession planning process.

Our Corporate Governance Guidelines provide that, if the Company does not qualify as a “controlled company” under the Nasdaq rules and if our Chairman of the Board is also our Chief Executive Officer or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director, whose responsibilities would include presiding over all meetings of the Board at which the Chairman is not present, including any executive sessions of the independent directors; approving meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board, as appropriate. We currently do not have a lead director as we qualify as a controlled company under the Nasdaq rules.

Corporate Governance

Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities. Our Audit Committee is responsible for overseeing our risk management process. Our Audit Committee focuses on our general risk management policies and strategy, the most significant risks facing us, including cybersecurity, and oversees the implementation of risk mitigation strategies by management. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the code is available on our website at www.funko.com in the “Governance” section of the “Investor Relations” page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or Nasdaq rules will be disclosed on our website.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were seven meetings of the Board during the fiscal year ended December 31, 2017. During the fiscal year ended December 31, 2017, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which is available on our website at www.funko.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

Committees of the Board

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Ken Brotman	X	X	Chair
Gino Dellomo			X
Charles Denson	X	Chair
Diane Irvine	Chair	X
Adam Kriger			X

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include, but are not limited to:

•	appointing, compensating, retaining and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm their independence from management;

•	discussing with our independent registered public accounting firm any audit problems or difficulties and management’s response;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•	discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related person transactions; and

•	establishing procedures for the confidential anonymous submission of complaints regarding questionable accounting, internal controls or auditing matters, and for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.

The Audit Committee charter is available on our website at www.funko.com. The members of the Audit Committee are Ken Brotman, Charles Denson and Diane Irvine, with Ms. Irvine serving as Chair. Our Board has affirmatively determined that each of Mr. Denson and Ms. Irvine meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership. Our Board has not determined that Ken Brotman meets the independence requirements of Rule 10A-3 under the Exchange Act as a result of his position as a Managing Partner at ACON, a controlling shareholder. We are relying on the independence phase-in rules for newly listed companies and plan to add a third director to the Audit Committee who satisfies the Rule 10A-3

Committees of the Board

independence requirements within one year of listing. We believe that our reliance on this phase-in rule does not materially adversely affect the ability of our Audit Committee to act independently and to satisfy the other requirements of Rule 10A-3.

The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq Rules. In addition, our Board has determined that Ms. Irvine qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the committee have a financially sophisticated member.

The Audit Committee met two times during the fiscal year ended December 31, 2017.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for, among other matters:

•	reviewing and approving, or recommending that the board of directors approve, the compensation of our Chief Executive Officer and other executive officers;

•	making recommendations to the board of directors regarding director compensation; and

•	reviewing and approving incentive compensation and equity-based plans and arrangements and making grants of cash-based and equity-based awards under such plans.

Pursuant to the Compensation Committee’s charter, which is available on our website at www.funko.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s Amended and Restated Bylaws and applicable Nasdaq Rules. See “Executive Compensation—Narrative to Summary Compensation Table” and “Director Compensation” below for more information on our processes and procedures for determining executive and director compensation.

The members of our Compensation Committee are Ken Brotman, Charles Denson, and Diane Irvine, with Mr. Denson serving as Chair. Charles Denson and Diane Irvine each qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Section 16b-3 of the Exchange Act. Our Board of Directors has determined that Ken Brotman does not meet the independence requirements for compensation committee members under the Nasdaq Rules, and that Mr. Brotman is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. As a controlled company, we rely upon the exemption from the Nasdaq requirement that we have a compensation committee composed entirely of independent directors.

The Compensation Committee met one time during the fiscal year ended December 31, 2017.

Committees of the Board

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:

•	identifying individuals qualified to become members of our board of directors, consistent with criteria set forth in our corporate governance guidelines and in accordance with the terms of the Stockholders Agreement;

•	annually reviewing the committee structure of the board of directors and recommending to the board of the directors the directors to serve as members of each committee; and

•	developing and recommending to our board of directors a set of corporate governance guidelines.

The Nominating and Corporate Governance Committee charter is available on our website at www.funko.com. Our Nominating and Corporate Governance Committee consists of Ken Brotman, Gino Dellomo and Adam Kriger, with Mr. Brotman serving as Chair. Our Board has determined that Mr. Brotman does not qualify as independent under the rules of Nasdaq. As a controlled company, we rely upon the exemption from the Nasdaq requirement that we have a nominating and corporate governance committee composed entirely of independent directors. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2017.

Executive Compensation

This section discusses the material components of the executive compensation program for our executive officers who are named in the “—Summary Compensation Table” below. In 2017, our “named executive officers” and their positions were as follows:

•	Brian Mariotti, Chief Executive Officer;

•	Andrew Perlmutter, President;

•	Russell Nickel, Chief Financial Officer; and

•	Tracy Daw, Senior Vice President, General Counsel and Secretary

During 2017, Mr. Perlmutter initially served as our Senior Vice President of Sales. He was promoted to President in October 2017.

This discussion describes our historical executive compensation program for our named executive officers as of the end of 2017. No material changes have been made to our compensation program since the end of 2017.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2017 and December 31, 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation (7) ($)	Total ($)
Brian Mariotti	2016	600,000	—	—	—	892,985	24,721	1,517,706

Chief Executive Officer	2017	899,658	1,000,000 (4)	—	—		33,652	1,933,310

Andrew Perlmutter	2017	274,077	—	—	495,690	1,808,124 (6)	370,184	2,948,075

President

Russell Nickel	2016	266,667	—	—	—	81,250	169,411	517,328

Chief Financial Officer	2017	354,069	93,500 (4)	—	—	—	270,010	717,579

Tracy Daw	2016	131,923 (3)	12,500 (5)	335,000		34,110	5,516	519,049

Senior Vice President, General Counsel and Secretary	2017	328,669	125,000 (4)	—	415,090	—	15,181	883,940

(1)	Amounts reflect the full grant-date fair value of profits interests, in the form of common units granted during 2016 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Upon our initial public offering, the profits interests were converted into Common Units in FAH, LLC (the “Common Units”), but remained subject to vesting. We provide information regarding the assumptions used to calculate the value of all Common Unit grants made to executive officers in Note 16 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Executive Compensation

(2)	Amounts reflect the grant-date Black-Scholes value of the stock options granted during 2017, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For a discussion of the assumptions used to calculate the value of all option awards made to our named executive officers, see Note 16 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.
(3)	Mr. Daw has served as Senior Vice President, General Counsel and Secretary since July 18, 2016. The amount reflects his salary from his commencement date through December 31, 2016.
(4)	Amount reflects discretionary bonuses paid to certain named executive officers in connection with their performance in 2017.
(5)	Amount reflects signing bonus paid to Mr. Daw in 2016.
(6)	Amount reflects certain sales commission payments paid to Mr. Perlmutter in 2017.
(7)	For each of our named executive officers, the 2017 amount includes matching contributions under our 401(k) plan ($18,000 for Mr. Mariotti, $16,334 for Mr. Perlmutter, $12,088 for Mr. Nickel, and $7,326 for Mr. Daw) and health and welfare plan premiums ($7,855 for each of Messrs. Mariotti, Perlmutter, Nickel, and Daw). For Mr. Mariotti, the amount also includes health and fitness fees ($7,797). For Mr. Perlmutter, the amount also includes a distribution equivalent payment ($270,671), loan forgiveness ($67,527) and health and fitness fees ($7,797). For Mr. Nickel, the amount also includes a distribution equivalent payment ($142,914), loan forgiveness ($101,291), and country club membership and related fees ($5,862).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding outstanding equity awards held each of our named executive officers for the year ended December 31, 2017.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Award		Common Units
					Option Exercise Price ($)	Option Expiration Date	Number of Common Units That Have Not Vested (#)	Market Value of Common Units That Have Not Vested (1) ($)

Brian Mariotti	12/21/2015	-	-	-	-	-	242,269 (3)	1,611,089

Andrew Perlmutter	10/30/2015	166,529 (2)	-	-	0.05	05/31/2023	--	--

	12/21/2015	--	--	--	--	--	86,526 (3)	575,391

	11/01/2017	30,750 (4)	92,250	-	12.00	11/01/2027	--	--

Russell Nickel	10/30/2015	87,927 (2)	-	-	0.05	10/20/2023	--	--

	12/21/2015	-	-	-	-	-	69,221 (3)	460,320

Tracy D. Daw	12/29/2016	-	-	-	-	-	38,418 (5)	255,480

	11/01/2017	-	103,000 (6)	-	12.00	11/01/2027	-	-

(1)	Certain of our named executive officers received grants of profits interests in FAH, LLC prior to our initial public offering. In connection with our initial public offering, these profits interest grants were converted into Common Units but remain subject to vesting. There is no public market for the Common Units but since they may be exchanged for Common Stock, we have valued the Common Units based on the value of our Common Stock as of December 31, 2017.
(2)	Amount reflects options to purchase Common Units pursuant to the 2015 Option Plan.
(3)	Amount reflects Common Units that were granted to the executive in FAH, LLC. 25% of the units granted became vested on each of December 21, 2016 and December 21, 2017, respectively. The remaining 50% of the Common Units shall vest in two equal installments on the first two anniversaries of December 21, 2017.
(4)	Amount reflects options to purchase Class A common stock in the Company granted pursuant to the 2017 Plan. 25% of the award vested on the date of grant and the remaining 75% of the award shall vest ratably on the first three anniversaries of the date of grant.
(5)	Amount reflects Common Units that were granted to the executive in FAH, LLC. 25% of units granted become vested on each of July 18, 2016 and July 18, 2017. The remaining 50% of the Common Units shall vest in two equal installments on the first two anniversaries of July 18, 2017.
(6)	Amount reflects options to purchase Class A common stock in the Company granted pursuant to the 2017 Plan. 25% of the award vests on the first anniversary of the date of grant and 1/48th of the award shall vest ratably on each monthly anniversary thereafter.

Executive Compensation

NARRATIVE TO SUMMARY COMPENSATION TABLE

Base Salaries

The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In 2017, we paid an aggregate annual base salary of $899,658 to Mr. Mariotti, $274,077 to Mr. Perlmutter, $354,069 to Mr. Nickel, and $328,669 to Mr. Daw.

The below table reflects each named executive officer’s base salary as of the end of December 31, 2017:

Name	Salary ($)

Brian Mariotti	1,000,000

Andrew Perlmutter	500,000 (1)

Russell Nickel	373,300

Tracy Daw	347,900

(1)	In October 2017, Mr. Perlmutter was promoted from our Senior Vice President of Sales to President.

Annual Bonuses

In addition to base salaries, our executive officers are eligible to receive annual performance-based cash bonuses. In 2017, the board determined to pay each of Mr. Mariotti, Mr. Nickel, and Mr. Daw discretionary cash bonuses. The actual annual cash bonuses awarded to the named executive officers for 2017 performance are set forth above in the Summary Compensation Table in the column entitled “Bonus.”

In connection with our initial public offering, we adopted the Funko, Inc. Executive Annual Incentive Plan, or the Executive Incentive Plan. The Executive Incentive Plan is an incentive bonus plan under which certain key executives, including our named executive officers, may be eligible to receive bonus payments generally based upon the attainment of pre-established performance goals. Notwithstanding the foregoing, we may pay bonuses to participants under the Executive Incentive Plan based upon such other terms and conditions as the administrator may in its discretion determine. No awards were made to any named executive officer under the Executive Incentive Plan in 2017, but the named executive officers will be eligible to receive annual bonuses under the Executive Incentive Plan (or otherwise) with respect to 2018.

Equity Compensation

Common Units.     Prior to our initial public offering, certain of our employees were granted profits interest in FAH, LLC pursuant to the Amended FAH LLC Agreement. Upon our initial public offering, these profit interest grants were converted into Common Units in FAH, LLC, but remained subject to vesting. The common units generally vest annually over four years from the first anniversary of the applicable vesting date (December 21, 2015 for Mr. Mariotti, Mr. Perlmutter and Mr. Nickel and July 18, 2016 for Mr. Daw), subject to the individual’s continued employment with us. Notwithstanding the foregoing, the Common Units accelerate and vest in full in the event (1) that ACON receives a multiple on invested capital (calculated on a cash-in, cash-out basis) over the term of its investment in FAH, LLC equal to or in excess of two times or (2) a “change in control” occurs (as such term is defined in the applicable common unit grant agreement).

Additionally, prior to our initial public offering, certain of our employees, including Mr. Mariotti and Mr. Nickel had been granted Home Run Units pursuant to the FAH LLC Agreement, or HR Units. The HR Units were fully

Executive Compensation

vested at the time of grant. No HR Units were granted in 2017. Upon our initial public offering, the HR Units were converted into Common Units.

For additional information about all outstanding Common Units held by our named executive officers, please see the “Outstanding Equity Awards at Fiscal Year End” table above.

Options.    We sponsor the FAH, LLC 2015 Option Plan, or the 2015 Option Plan, pursuant to which certain of our employees, including Mr. Perlmutter and Mr. Nickel have been granted options to purchase Common Units in FAH, LLC. 555,867 Common Units are reserved for issuance under the 2015 Option Plan. As of December 31, 2017, options to purchase 555,867 Common Units were outstanding, with a weighted average exercise price of $0.41.

In connection with our initial public offering we adopted the 2017 Incentive Award Plan, or the 2017 Plan, pursuant to which we may grant cash and equity-based incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. An aggregate of 5,518,518 shares of our Class A common stock were initially reserved for issuance under awards granted pursuant to the 2017 Plan, which shares may be authorized but unissued shares, or shares purchased in the open market. As of December 31, 2017, options to purchase 1,010,500 shares of Common Stock were outstanding, with a weighted average exercise price of $12.00.

For additional information about all outstanding options held by our named executive officers, please see the “Outstanding Equity Awards at Fiscal Year End” table above.

Other Elements of Compensation

Retirement Plans.    We currently maintain the Funko 401(k) Plan, a defined contribution retirement and savings plan, for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) Plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. Currently, we match contributions made by participants in the 401(k) Plan up to 4% of the employee earnings, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) Plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Health/Welfare Plans.    All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	short-term and long-term disability insurance; and

•	life insurance.

Perquisites.    We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Employee Loans.    In October 2015, Mr. Perlmutter and Mr. Nickel entered into secured promissory notes payable to Funko, LLC in the principal amount of $100,000 and $150,000, respectively. Amounts outstanding under the promissory notes were secured by all direct or indirect ownership interests of Mr. Nickel and

Executive Compensation

Mr. Perlmutter (as applicable) in FAH, LLC (or any corporate successor of FAH, LLC), and were required to be repaid, in full or in part, with 100% of the after-tax portion of any cash distribution or dividend in respect of, or upon the transfer, sale or other disposition of, the Class A Units of FAH, LLC. On October 5, 2017, FAH, LLC forgave the promissory notes in full for both Mr. Perlmutter and Mr. Nickel. See “Certain Relationships and Related Party Transactions—Notes Payable.”

No Tax Gross-Ups.    We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

Executive Compensation Arrangements

Brian Mariotti

Mr. Mariotti serves as our Chief Executive Officer pursuant to an employment agreement, dated as of October 30, 2015, or the Mariotti Employment Agreement. Pursuant to the Mariotti Employment Agreement, Mr. Mariotti receives an annual base salary (currently $1,000,000) and is eligible to participate in standard benefit plans. Mr. Mariotti is also eligible to receive an annual bonus payment with the amount of such annual bonus to be set by the board of directors each year. For 2016, Mr. Mariotti’s annual bonus was calculated as (1) an amount equal to 1% of “incremental EBITDA” plus (2) an amount equal to 2% of “incremental gross profit” (as each of the terms is defined in the Mariotti Employment Agreement). The Mariotti Employment Agreement also contains standard non-solicitation and confidentiality provisions. For 2017, Mr. Mariotti received a discretionary annual bonus that reflected his performance and achievements for 2017 calculated based on 100% of his base salary.

If Mr. Mariotti is terminated by us without “Cause” or by Mr. Mariotti for “Good Reason” (as such terms are defined below), then in addition to any accrued amounts and subject to Mr. Mariotti timely delivering an effective release of claims in our favor, Mr. Mariotti is entitled to receive (1) payment of COBRA premiums, if Mr. Mariotti timely elects and maintains COBRA coverage, to the same extent premiums for the same coverage would be paid by us had Mr. Mariotti remained employed, for a period of 12 months after the date of termination, (2) a pro-rata portion of his annual bonus payment for the fiscal year in which termination occurs, assuming achievement of any applicable performance objectives, paid in a lump sum within 60 days of Mr. Mariotti’s termination, and (3) 12 months of his base salary, paid in installments over 12 months in accordance with standard payroll practices.

Pursuant to the Mariotti Employment Agreement, we have the right to terminate Mr. Mariotti for “Cause” upon any of the following events: (1) Mr. Mariotti’s commission of any act or omission that involves theft, fraud, embezzlement, or a felony; (2) Mr. Mariotti’s conviction of, or the entry of a plea of guilty or nolo contendere to, a crime involving moral turpitude or other crime that FAH, LLC reasonably determines (a) may bring us into public disrepute or disgrace, or (b) may cause material injury to our customer relations, operations or business prospects; (3) Mr. Mariotti’s material abuse of alcohol or material use of controlled drugs (other than in accordance with a physician’s prescription) which is reasonably determined by FAH, LLC to have an adverse effect on us or our reputation; (4) Mr. Mariotti’s commission of any act or omission that constitutes financial or other material dishonesty against us or creates a conflict of interest with us; (5) a willful and intentional act by Mr. Mariotti that is, in our reasonable determination, materially injurious to us or our affiliates, financially or otherwise; (6) Mr. Mariotti’s breach of fiduciary duty to us; (7) Mr. Mariotti’s material breach of a written agreement between us; (8) Mr. Mariotti’s repeated dereliction of duty to us; or (9) Mr. Mariotti’s refusal or failure to follow the lawful directives of the FAH, LLC or its designees.

Mr. Mariotti may terminate his employment with us at any time with “Good Reason” upon the occurrence or existence of any of the following: (1) Mr. Mariotti’s duties or responsibilities are materially diminished or

Executive Compensation

Mr. Mariotti is assigned duties that are demeaning or are otherwise materially inconsistent with the duties then currently performed by him; (2) Mr. Mariotti’s base compensation is materially reduced from the annual rate then currently in effect; or (3) without a corresponding relative reduction in all our employees’ benefits, Mr. Mariotti’s benefits are reduced materially in the aggregate from those then currently in effect. Mr. Mariotti must give us written notice of his intention to terminate for Good Reason within 90 days after the event triggering Good Reason and we have 15 days after receiving such written notice to remedy the situation, if possible.

Andrew Perlmutter, Russell Nickel and Tracy Daw

Each of Messrs. Perlmutter, Nickel and Daw currently serve pursuant to an employment agreement, the material terms of which are summarized below, which we entered into in connection with our initial public offering.

Employment Term and Position

The term of employment of each of Messrs. Perlmutter, Nickel and Daw is three years from our initial public offering, subject to two automatic one-year extensions provided that neither party provides prior written notice of non-extension of the then-current term. Pursuant to the employment agreements, Mr. Perlmutter serves as our President, Mr. Nickel serves as our Chief Financial Officer and Mr. Daw serves as our Senior Vice President, General Counsel and Secretary.

Base Salary, Annual Bonus

Pursuant to their employment agreements, Messrs. Perlmutter, Nickel and Daw are entitled to annual base salaries of $500,000, $373,300 and $347,900, respectively (which are also their current base salaries). Additionally, the executives are eligible to receive annual performance-based cash bonuses upon the attainment of individual and company performance goals established by our board of directors or the compensation committee. The amount of the annual performance-based cash bonus that may be received by Messrs. Perlmutter, Nickel and Daw upon attainment of target performance for any fiscal year is 100%, 25% and 25% of base salary, respectively. The maximum amount of Mr. Perlmutter’s annual performance-based cash bonus is 150% of his base salary.

Furthermore, pursuant to Mr. Perlmutter’s employment agreement, he is eligible for an additional annual cash bonus subject to our performance. The target amount of such additional cash bonus is $1,000,000 and the maximum amount of such additional cash bonus is $1,250,000. He did not receive this bonus in 2017.

Severance

Each employment agreement provides for severance upon a termination by us without cause or by Messrs. Perlmutter, Nickel and Daw for good reason, in each case, subject to the execution and non-revocation of a waiver and release of claims by the executive officer.

Upon a termination of employment by us without cause or by the executive officer for good reason, Messrs. Perlmutter, Nickel and Daw, as applicable, are entitled to severance consisting of either (a) continuation of base salary for up to 12 months, payable in 12 equal monthly installments and reimbursement of up to 12 months for the employer portion of premium payments for any COBRA coverage such executive officer elects, if (1) such executive officer has been an employee of the company or its affiliates for at least two years prior to the date of termination or (2) if such executive officer is terminated on or within 12 months of a change in control or (b) continuation of base salary for up to six months, payable in six equal monthly installments and reimbursement of up to six months for the employer portion of premium payments for any COBRA coverage executive officer elects, if such executive officer has been an employee of the company or its affiliates for less than two years prior to the date of termination and such termination is not on or within 12 months of a change in control.

Executive Compensation

For purposes of the employment agreements, we have “cause” to terminate each executive officer’s employment upon any of the following (1) gross neglect or willful misconduct by executive officer of his duties or executive officer’s willful failure to carry out, or comply with, in any material respect any lawful and reasonable directive of our board of directors that not inconsistent with the terms of his employment agreement; (2) executive officer’s conviction of, or plea of no contest, plea of nolo contendere or imposition of adjudicated probation with respect to, any felony or crime involving moral turpitude or executive’s indictment for any felony or crime involving moral turpitude; (3) executive officer’s habitual unlawful use (including being under the influence) or possession of illegal drugs on our premises or while performing his duties and responsibilities under his employment agreement; (4) executive officer’s commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty against us; or (5) executive officer’s material breach of any non-compete or non-solicitation covenant; provided that we must provide executive with fifteen days prior written notice before any such termination in (1) or (5) (other than to the extent that (1) relates to any fraud or intentional misconduct) with an opportunity to meet with our board of directors and discuss or cure any such alleged violation.

For purposes of the employment agreements, each executive officer has “good reason” to terminate his employment after the occurrence of (1) a material adverse change in his title or reporting line or material duties, authorities or responsibilities, as determined by our board of directors; (2) a material breach by us of any material provision of the employment agreement; (3) a material reduction of executive officer’s base salary or benefits or target bonus opportunity (other than such a reduction that is generally consistent with a general reduction affecting other similarly situated executive officers); (4) failure by us to pay any portion of executive officer’s earned base salary or bonus; or (5) our requiring executive officer to be headquartered at any office or location more than 50 miles from Everett, Washington, provided that in the case of all the above events, executive officer may not resign from his employment for good reason unless he provides us written notice within 90 days after the initial occurrence of the event and at least 60 days prior to the date of termination, and we have not corrected the event prior to the date of termination.

Restrictive Covenants

Pursuant to their respective employment agreements, each of Messrs. Perlmutter, Nickel and Daw is subject to certain non-competition and non-solicitation restrictions for a 12-month period after termination of employment. During the restricted period, each executive officer may not be engaged in activities or businesses that compete, directly or indirectly, with us including businesses that manufacture, market, license, distribute or sell licensed pop culture products. The employment agreements also contain a perpetual mutual non-disparagement covenant.

Section 280G

Pursuant to their respective employment agreements, in the event any payment to any of Messrs. Perlmutter, Nickel or Daw would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as amended, or the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), the payment will be reduced to such extent that no portion of the payment would be subject to the potential excise tax imposed by Section 4999 of the Code.

Prior Employment Arrangements

Prior to our entry into the above employment agreements with each of Messrs. Nickel and Daw, Messrs. Nickel and Daw served pursuant to offer letters, which provided for a base salary, eligibility to participate in standard benefit plans and eligibility for an annual bonus of up to 25% of base salary. Messrs. Nickel and Daw were also party to Confidentiality, Non-compete and Non-Solicitation Agreements that contained a two-year post-termination non-solicitation provision.

Director Compensation

During 2017, certain of our directors received cash compensation for their services as directors. Ms. Irvine also received an option award pursuant to our 2017 Plan. The following table sets forth certain information with respect to cash compensation paid to our directors for 2017 service and equity awards granted to our directors in 2017.

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards (2) ($)	Total ($)
Ken Brotman	--	--	--

Gino Dellomo	--	--	--

Charles Denson	20,000	--	20,000

Diane Irvine	7,391	173,290	180,681

Adam Kriger	20,000		20,000

Richard McNally	--	--	--

(1)	Mr. Mariotti has been excluded from this table because his compensation is fully reflected in the Summary Compensation Table for executive officers.
(2)	Amounts reflect the grant-date Black-Scholes value of the stock options granted during 2017, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For a discussion of the assumptions used to calculate the value of all option awards made to our named executive officers, see Note 16 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The table below shows the aggregate numbers of unvested Common Units held as of December 31, 2017 by each non-employee director who was serving as of December 31, 2017.

Name (1)	Unvested Options Outstanding at Fiscal Year End	Unvested Common Units Outstanding at Fiscal Year End
Ken Brotman	—	—

Gino Dellomo	—	—

Charles Denson	—	12,044 (3)

Diane Irvine	37,625 (2)

Adam Kriger	—	12,044 (3)

Richard McNally	—

(1)	Mr. Mariotti has been excluded from this table because his incentive equity is fully reflected in the Outstanding Equity Awards at Fiscal Year End table for executive officers.
(2)	12.5% of the options vest on the last business day of each calendar quarter commencing on December 31, 2017.
(3)	12.5% of the Common Units vest on the last business day of each calendar quarter commencing on December 31, 2016. Notwithstanding the foregoing, the Common Units accelerate and vest in full if (a) ACON receives a multiple on invested capital (calculated on a cash-in, cash-out basis) over the term of its investment in FAH, LLC equal to or in excess of two times or (b) a “change in control” occurs (as such term is defined in the applicable common unit grant agreement).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Class A common stock and Class B common stock for:

•	each person known by us to beneficially own more than 5% of our Class A common stock or our Class B common stock;
•	each of our directors (which includes all nominees);
•	each of our named executive officers; and
•	all of our executive officers and directors as a group.

As described in “Certain Relationships and Related Person Transactions,” each common unit of FAH LLC (other than common units held by us and 1,901,327 common units held by certain of the Former Profits Interests Holders that are initially subject to time-based vesting requirements) is redeemable from time to time at each holder’s option (subject in certain circumstances to time-based vesting requirements) for, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of FAH LLC’s amended and restated limited liability company agreement, as amended to date (the “FAH LLC Agreement”); provided that, at our election (determined solely by our independent directors (within the meaning of the Nasdaq Rules) who are disinterested), we may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units.

The Continuing Equity Owners may exercise such redemption right for as long as their common units of FAH LLC remain outstanding. In connection with our IPO, we issued to each Continuing Equity Owner for nominal consideration one share of Class B common stock for each common unit of FAH LLC it owned. As a result, the number of shares of Class B common stock listed in the table below correlates to the number of common units of FAH LLC each such Continuing Equity Owner owns.

Security Ownership of Certain Beneficial Owners and Management

The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 23,337,705 shares of Class A common stock and 24,975,932 shares of Class B common stock outstanding as of April 15, 2018. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, or other rights, including the redemption right described above with respect to each common unit of FAH LLC, held by such person that are currently exercisable or will become exercisable within 60 days of April 15, 2018, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is 2802 Wetmore Avenue, Everett, Washington 98201. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Class A Common Stock Beneficially Owned[1]		Shares of Class B Common Stock Beneficially Owned		Combined Voting Power[2]
Name of beneficial owner[3]	Number	Percentage	Number	Percentage	Percentage
5% Stockholders
ACON[4]	23,416,726	69.2%	10,495,687	42.0%	48.5%
Fundamental[5]	6,929,676	22.9%	6,929,676	27.7%	14.3%
The Jon P. and Trishawn P. Kipp Children’s Trust uad 5/31/2014[6]	1,910,084	7.6%	1,910,084	7.6%	4.0%

Named Executive Officers and Directors
Brian Mariotti[7]	3,985,092	14.6%	3,742,823	15.0%	7.7%
Russell Nickel[8]	281,310	1.2%	124,163	*	*
Tracy D. Daw[9]	43,436	*	43,436	*	*
Andrew Perlmutter[10]	422,062	1.8%	138,258	*	*
Ken Brotman	-	*	-	*	*
Gino Dellomo	-	*	-	*	*
Charles Denson[11]	37,387	*	16,058	*	*
Diane Irvine[12]	11,550	*	-	*	*
Adam Kriger[13]	24,087	*	16,058	*	*
Richard McNally	-	*	-	*	*
All executive officers and directors as a group (10 individuals)[14]	4,804,924	18.1%	4,080,796	16.3%	8.5%

*Less than one percent.

[1]	For the reasons described above, in this table, beneficial ownership of common units of FAH LLC has been reflected as beneficial ownership of our Class A common stock for which such common units may be exchanged. When a common unit is exchanged by a Continuing Equity Owner who holds our Class B common stock, a corresponding share of Class B common stock will be cancelled.
[2]	Represents the percentage of voting power of our Class A common stock and Class B common stock voting as a single class. Each share of Class A common stock and each share of Class B common stock entitles the registered holder thereof to one vote per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A common stock and Class B common stock will vote as a single class on all matters except as required by law or the Company’s certificate of incorporation.
[3]	Except as otherwise noted, all shares of Class A common stock shown as beneficially owned represent shares of class A common stock that may be acquired upon the exchange of common units of FAH, LLC for shares of Class A common stock on a one-for-one basis.
[4]

Based on information obtained from a Schedule 13G filed on February 13, 2018, ACON ownership includes (a) 10,495,687 common units of FAH, LLC held by ACON Funko Investors, L.L.C., (b) 4,971,870 shares of Class A common stock held by ACON Funko Investors Holdings 1, L.L.C., (c) 2,096,368 shares of Class A common stock held by ACON Funko Investors Holdings 2, L.L.C. and (d) 5,852,801 shares of Class A common stock held by ACON Funko Investors Holdings 3, L.L.C. ACON Funko Manager, L.L.C. is (x) the sole manager of, and exercises voting and investment power over shares held by, ACON Funko Investors, L.L.C and (y) the sole managing member of, and exercises voting and investment power over shares held by, ACON Funko Investors Holdings 1, L.L.C. ACON Equity GenPar, L.L.C. is the sole managing member of, and exercises voting and investment power over shares held by, each of ACON Funko Investors Holdings 2, L.L.C. and ACON Funko Investors Holdings 3, L.L.C. Voting and investment decisions at ACON Funko

Security Ownership of Certain Beneficial Owners and Management

Manager, L.L.C. are made by a board of managers, the members of which are Bernard Aronson, Kenneth Brotman, Jonathan Ginns, Daniel Jinich, Andre Bhatia and Aron Schwartz. Voting and investment decisions at ACON Equity GenPar, L.L.C. are made by an investment committee, the members of which are Bernard Aronson, Kenneth Brotman, Jonathan Ginns, Daniel Jinich, Andre Bhatia and Aron Schwartz. The address of ACON Funko Investors, L.L.C., ACON Funko Investors Holdings 1, L.L.C., ACON Funko Investors Holdings 2, L.L.C., ACON Funko Investors Holdings 3, L.L.C., ACON Funko Manager, L.L.C. and ACON Equity GenPar, L.L.C. is 1133 Connecticut Avenue, NW, Suite 700, Washington, D.C. 20036.
[5]	Based on information obtained from a Schedule 13G filed on February 12, 2018, Fundamental Capital Partners, LLC (“FCP”), Richard L. McNally, and Kevin G. Keenley have shared dispositive power over all 6,929,676 common units. Funko International, LLC has shared voting and dispositive power over 5,686,538 common units. Fundamental Capital, LLC has shared voting and dispositive power over 1,243,138 common units. Funko International, LLC is a Delaware limited liability company; Fundamental Capital, LLC, a Delaware limited liability company, serves as the Manager of Funko International, LLC; FCP, a Delaware limited liability company, serves as the Manager of Fundamental Capital, LLC; Richard L. McNally is a director of the Issuer and a voting member of FCP; and Kevin G. Keenley is a voting member of FCP. FCP’s address is 4 Embarcadero Center, Suite 1400, San Francisco, CA 94111.
[6]	Based on information obtained from a Schedule 13G filed on February 13, 2018, The Jon P. & Trishawn P. Kipp Children’s Trust uad 5/31/2014 (the “Trust”) and Trishawn P. Kipp have shared voting and dispositive power over 1,910,084 common units. The Trust directly owns the common units. Trishawn P. Kipp indirectly owns the common units and is the sole trustee of the Trust.
[7]	Based on information obtained from a Schedule 13G filed on February 13, 2018, Brian Mariotti has sole voting and dispositive power over 3,985,092 common units.
[8]	Includes 193,383 common units of FAH, LLC that are currently vested and 87,927 options to purchase common units of FAH, LLC that are currently vested.
[9]	Includes 43,436 common units of FAH, LLC that are currently vested.
[10]	Includes 224,783 common units of FAH, LLC that are currently vested, 166,529 options to purchase common units of FAH, LLC that are currently vested, and 30,750 options to purchase Class A common stock that are currently vested.
[11]	Includes 24,087 common units of FAH, LLC that are currently vested.
[12]	Includes 10,750 options to purchase Class A common stock that are currently vested.
[13]	Includes 24,087 common units of FAH, LLC that are currently vested.
[14]	Includes 4,494,868 common units of FAH, LLC that are currently vested, options to purchase 254,456 common units of FAH, LLC that are currently vested, and options to purchase 41,500 shares of Class A common stock that are currently vested.

Certain Relationships and Related Person Transactions

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has, had or will have a direct or indirect material interest.

Under the policy, the Company’s legal staff is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If the Company’s legal staff determines that a transaction or relationship is a related person transaction requiring compliance with the policy, the General Counsel is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. The Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of the Company’s Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Class A common stock or our Class B common stock. All of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us.

ACON ACQUISITION

On October 30, 2015, ACON, through FAH, LLC, an entity formed in contemplation of the transaction, acquired a controlling interest in FHL and its subsidiary, Funko, LLC (the “ACON Acquisition”). We consummated the ACON Acquisition pursuant to a Securities Purchase and Contribution Agreement (the “SPCA”), by and among FAH, LLC, FHL, Funko, LLC, Fundamental, and the sellers named in the SPCA, including certain of our current executive officers and certain holders of 5% or more of our voting securities.

Certain Relationships and Related Person Transactions

Pursuant to the SPCA, we agreed to make certain earnout payments to the sellers, referred to as the 2015 Earnout Payment and the 2016 Earnout Payment, upon the achievement of certain performance thresholds and events. Pursuant to the SPCA, ACON agreed, subject to certain exceptions, to make a capital contribution in the amount of $15.0 million in respect of the 2015 Earnout Payment and, under certain circumstances, had the right to make an additional capital contribution in the amount of up to $5.0 million, in each case, in exchange for Class A units of FAH, LLC. ACON also had the right, subject to certain exceptions, to make an additional capital contribution of up to $5.0 million in respect of the 2016 Earnout Payment in exchange for Class A Units of FAH, LLC, which is referred to as the 2016 Earnout Contribution.

The 2016 Earnout Payment was equal to $25.0 million and was paid to the sellers in June 2017. In connection therewith, $13.2 million was paid to Fundamental, $3.9 million was paid to Mr. Mariotti, $156,750 was paid to Mr. Nickel and $1.9 million was paid to The Jon P. and Trishawn P. Kipp Children’s Trust uad 5/31/14. In connection with the 2016 Earnout Payment, ACON made a capital contribution of $3.9 million in exchange for 3,841 Class A Units of FAH, LLC, and assigned its right to contribute the remaining $1.2 million of the 2016 Earnout Contribution to certain members of FAH, LLC, including Mr. Nickel (who contributed approximately $140,012 in exchange for approximately 140 Class A Units), Mr. Perlmutter (who contributed approximately $151,977 in exchange for approximately 152 Class A Units), Mr. Daw (who contributed approximately $120,999 in exchange for approximately 121 Class A Units), and The Jon P. and Trishawn P. Kipp Children’s Trust uad 5/31/14 (which contributed approximately $403,827 in exchange for approximately 404 Class A Units).

The remainder of the 2016 Earnout Payment was funded with the proceeds of promissory notes in the aggregate principal amount of $20.0 million, which we refer to as the Subordinated Promissory Notes. The Subordinated Promissory Notes were issued to certain members of FAH, LLC, including ACON (which held a Subordinated Promissory Note with a principal amount of approximately $17.3 million), Mr. Nickel (who held Subordinated Promissory Notes having an aggregate principal amount of approximately $120,000), Mr. Perlmutter (who held Subordinated Promissory Notes having an aggregate principal amount of approximately $250,000) and The Jon P. and Trishawn P. Kipp Children’s Trust uad 5/31/14 (which held Subordinated Promissory Notes having an aggregate principal amount of approximately $2.0 million). The unpaid principal balance and accrued interest of $20.9  million on our Subordinated Promissory Notes was repaid upon the completion of our IPO.

MANAGEMENT SERVICES AGREEMENT

In October 2015, in connection with the ACON Acquisition, ACON Equity Management, L.L.C., or ACON Equity Management, an affiliate of ACON, and Funko, LLC entered into a management services agreement, pursuant to which ACON Equity Management agreed to provide certain financial, operational and other consulting and advisory services to Funko, LLC. Pursuant to the management services agreement, Funko, LLC agreed to pay ACON Equity Management a monitoring fee equal to the greater of (1) $500,000 and (2) 2% of prior year EBITDA (as defined in our senior secured credit facilities), but not greater than $2.0 million in any calendar year. Funko, LLC also agreed to pay ACON Equity Management a one-time advisory fee of $2.0 million in connection with the ACON Acquisition. In addition, Funko, LLC agreed to reimburse ACON Equity Management for all reasonable out-of-pocket costs and expenses incurred in connection with ACON Equity Management’s services under the management services agreement. Funko, LLC also agreed to indemnify ACON Equity Management and its affiliates from and against all loss, liability, suits, claims, costs, damages and expenses, including attorneys’ fees and expenses and including the cost of enforcing the indemnification provisions, in each case, relating to or arising out of the services contemplated in the management services agreement or arising from or in connection with the performance of any such services under the management services agreement. The management services agreement had an initial term of ten years, and was automatically renewable thereafter on a year-to-year basis until ACON Equity Management gave notice of non-renewal, however the agreement terminated automatically immediately prior to the consummation of our initial public offering.

Certain Relationships and Related Person Transactions

Pursuant to the management services agreement, we incurred monitoring fees of $1.7 million in the year ended December 31, 2017. The management services agreement was terminated in connection with our IPO and ACON agreed to waive its right to receive an accelerated monitoring fee of $5.8 million in connection with such termination.

NOTES PAYABLE

In October 2015, certain officers and other employees of FAH, LLC entered into subscription agreements with FAH, LLC to purchase Class A Units of FAH, LLC, including Mr. Nickel (who subscribed for Class A Units having an aggregate purchase price of $150,000) and Mr. Perlmutter (who subscribed for Class A Units having an aggregate purchase price of $100,000). Each of Mr. Nickel and Mr. Perlmutter entered into a secured promissory note payable to Funko, LLC in an amount equal to the purchase price of such Class A Units. Amounts outstanding under the promissory notes were secured by all direct or indirect ownership interests of Mr. Nickel and Mr. Perlmutter (as applicable) in FAH, LLC (or any corporate successor of FAH, LLC), and were required to be repaid, in full or in part, with 100% of the after-tax portion of any cash distribution or dividend in respect of, or upon the transfer, sale or other disposition of, the Class A Units of FAH, LLC. Amounts outstanding under each promissory note accrued interest at a rate of 8.00%, compounded annually. The promissory notes were forgiven in full in October 2017. The largest aggregate principal amount outstanding under Mr. Nickel’s promissory note during the year ended December 31, 2017 was $95,850, and the largest aggregate principal amount outstanding under Mr. Perlmutter’s promissory note during the year ended December 31, 2017 was $63,899. Principal and interest payments on Mr. Nickel’s promissory note were $95,850 and $5,441, respectively, during the year ended December 31, 2017. Principal and interest payments on Mr. Perlmutter’s promissory note were $63,889 and $3,627, respectively, during the year ended December 31, 2017.

THE REORGANIZATION TRANSACTIONS

In connection with our IPO, we completed the following Reorganization Transactions, which include transactions with certain of our directors, executive officers and other persons and entities which were or became holders of 5% or more of our voting securities upon the consummation of the IPO.

•	FAH, LLC amended and restated the limited liability company agreement of FAH, LLC (see “FAH LLC Agreement” below);

•	the Company entered into (1) the Stockholders Agreement with ACON, Fundamental and Brian Mariotti, our Chief Executive Officer (see “Stockholders Agreement” below), (2) a registration rights agreement, which we refer to as the Registration Rights Agreement, with certain of the Original Equity Owners (see “Registration Rights Agreement” below) and (3) a tax receivable agreement, which we refer to as the Tax Receivable Agreement, with FAH, LLC and each of the Continuing Equity Owners (see “Tax Receivable Agreement”); and

•	the Company purchased, with the net proceeds from our IPO, 10,416,666 common units from the Former Equity Owners at a price per unit equal to the initial public offering price per share of Class A common stock in our IPO less the underwriting discounts and commissions.

As of the completion of the Reorganization Transactions and IPO, Funko, Inc. owned 48.3% of the economic interest in FAH, LLC. The remaining 51.7% of FAH, LLC was held by the Continuing Equity Owners. The Continuing Equity Owners also own 24,975,932 shares of Class B common stock, representing 51.7% of the combined voting power of all of our common stock.

Certain Relationships and Related Person Transactions

TAX RECEIVABLE AGREEMENT

On November 1, 2017, we entered into a tax receivable agreement (the “Tax Receivable Agreement”) that provides for the payment by us to the Continuing Equity Owners of 85% of the amount of certain tax benefits, if any, we actually realize, or in some circumstances are deemed to realize, as a result of the redemption and exchange transactions described below in the section titled “FAH, LLC Agreement”, including basis adjustments in our share of the tax basis of the assets of FAH, LLC, and certain other tax benefits attributable to payments made under the Tax Receivable Agreement. The applicable basis adjustments (as well as any amounts payable to the Continuing Equity Owners under the Tax Receivable Agreement) will vary depending on a number of factors including the timing of any future redemptions or exchanges, the price of shares of our Class A common stock at the time of any applicable redemptions or exchanges, the extent to which such redemptions or exchanges are taxable, and the amount and timing of our income. These tax benefit payments are not conditioned upon one or more of the Continuing Equity Owners maintaining a continued ownership interest in FAH, LLC. If a Continuing Equity Owner transfers common units of FAH, LLC but does not assign to the transferee of such units its rights under the Tax Receivable Agreement, such Continuing Equity Owner generally will continue to be entitled to receive payments under the Tax Receivable Agreement arising in respect of a subsequent exchange of such common units. In general, the Continuing Equity Owners’ rights under the Tax Receivable Agreement may not be assigned, sold, pledged or otherwise alienated to any person, other than certain permitted transferees, without our prior written consent (which should not be unreasonably withheld, conditioned or delayed) and such person’s becoming a party to the Tax Receivable Agreement and agreeing to succeed to the applicable Continuing Equity Owner’s interest therein. As of December 31, 2017, there were no tax receivable payments due to the Continuing Equity Owners under the Tax Receivable Agreement.

FAH LLC AGREEMENT

On November 1, 2017, FAH, LLC amended and restated the FAH LLC Agreement to, among other things, (i) provide for a new single class of common membership interests in FAH, LLC, the common units; (ii) exchange all of the then-existing membership interests of the Original Equity Owners for common units of FAH, LLC; and (iii) appoint us as the sole manager of FAH, LLC.

The LLC Agreement also provides that the Continuing Equity Owners may from time to time at each of their options require FAH, LLC to redeem (subject in certain circumstances to time-based vesting requirements) all or a portion of their common units in exchange for, at our election (determined solely by our independent directors (within the meaning of the Nasdaq Rules) who are disinterested), shares of the Company’s Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the FAH LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the Nasdaq Rules) who are disinterested), we may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units. The Continuing Equity Owners may exercise such redemption right for as long as their common units remain outstanding. Simultaneously with the payment of cash or shares of Class A common stock, as applicable, in connection with a redemption or exchange of common units pursuant to the terms of the FAH LLC Agreement, a number of shares of our Class B common stock registered in the name of the redeeming or exchanging Class B common stock owners will be cancelled for no consideration on a one-for-one basis with the number of common units so redeemed or exchanged.

The FAH LLC Agreement also requires that FAH, LLC, at all times, maintain (i) a one-to-one ratio between the number of outstanding shares of Class A common stock and the number of common units of FAH, LLC owned by us and (ii) a one-to-one ratio between the number of shares of Class B common stock owned by the Continuing Equity Owners and the number of common units of FAH, LLC owned by the Continuing Equity Owners.

Certain Relationships and Related Person Transactions

STOCKHOLDERS AGREEMENT

Pursuant to the Stockholders Agreement, ACON and its permitted transferees (the “ACON Related Parties”) have the right to designate certain of our directors (the “ACON Directors”), which will be three ACON Directors for as long as the ACON Related Parties directly or indirectly, beneficially own, in the aggregate, 35% or more of our Class A common stock; two ACON Directors for so long as the ACON Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 35% but 25% or more of our Class A common stock; and one ACON Director for as long as the ACON Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 25% but at least 15% or more of our Class A common stock (assuming in each such case that all outstanding common units in FAH, LLC are redeemed for newly issued shares of our Class A common stock on a one-for-one basis). In addition, Fundamental also has the right to designate one of our directors (the “Fundamental Director”) until the earlier of (1) Fundamental no longer directly or indirectly, beneficially owns, in the aggregate, at least 10% or more of our Class A common stock (assuming that all outstanding common units in FAH, LLC are redeemed for newly issued shares of our Class A common stock on a one-for-one basis) and (2) October 1, 2018. Each of ACON, Fundamental and Brian Mariotti, our Chief Executive Officer, also agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock and Class B common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the ACON Directors, the Fundamental Director and Mr. Mariotti for as long as he is our Chief Executive Officer. Additionally, pursuant to the Stockholders Agreement, we have agreed to take all commercially reasonable actions to cause (1) the Board to be comprised of at least seven directors or such other number of directors as our Board may determine; (2) the individuals designated in accordance with the terms of the Stockholders Agreement to be included in the slate of nominees to be elected to the Board at the next annual or special meeting of our stockholders at which directors are to be elected and at each annual meeting of our stockholders thereafter at which a director’s term expires; (3) the individuals designated in accordance with the terms of the Stockholders Agreement to fill the applicable vacancies on the Board; and (4) an ACON Director to be the chairperson of the Board (as defined in the amended and restated bylaws). The Stockholders Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to our stockholders or does not otherwise comply with any requirements of our amended and restated certificate of incorporation or our amended and restated bylaws or the charter for, or related guidelines of, the Board’s nominating and corporate governance committee.

In addition, the Stockholders Agreement provides that for as long as the ACON Related Parties beneficially own, directly or indirectly, in the aggregate, 30% or more of all issued and outstanding shares of our Class A common stock (assuming that all outstanding common units in FAH, LLC are redeemed for newly issued shares of our Class A common stock on a one-for-one basis), we will not take, and will cause our subsidiaries not to take, certain actions (whether by merger, consolidation or otherwise) without the prior written approval of ACON and each of its affiliated funds that holds common units of FAH, LLC or our Class A Common Stock, including:

•	entering into any transaction or series of related transactions in which any person or group (other than the ACON Related Parties and any group that includes the ACON Related Parties, Fundamental (or certain of its affiliates or permitted transferees) or Mr. Mariotti) acquires, directly or indirectly, in excess of 50% of the then outstanding shares of any class of our or any of our subsidiaries’ capital stock, or following which any such person or group has the direct or indirect power to elect a majority of the members of our board of directors or to replace Funko, Inc. as the sole manager of FAH, LLC (or to add another person as co-manager of FAH, LLC);

•	the reorganization, recapitalization, voluntary bankruptcy, liquidation, dissolution or winding up of us or any of our subsidiaries;

•	the sale, lease or exchange of all or substantially all of our and our subsidiaries’ property and assets;

Certain Relationships and Related Person Transactions

•	the resignation, replacement or removal of Funko, Inc. as the sole manager of FAH, LLC, or the appointment of any additional person as a manager of FAH, LLC;

•	any acquisition or disposition of our or any of our subsidiaries’ assets for aggregate consideration in excess of $10.0 million in a single transaction or series of related transactions (other than transactions solely between or among us and our direct or indirect wholly owned subsidiaries);

•	the creation of a new class or series of capital stock or other equity securities of us or any of our subsidiaries;

•	the issuance of additional shares of Class A common stock, Class B common stock, preferred stock or other equity securities of us or any of our subsidiaries other than (i) under any stock option or other equity compensation plan approved by our board of directors or the compensation committee thereof, (ii) pursuant to the exercise or conversion of any options, warrants or other securities existing as of the date of the Stockholders Agreement and (iii) in connection with any redemption of common units of FAH, LLC pursuant to the FAH LLC Agreement;

•	any amendment or modification of our or any of our subsidiaries’ organizational documents, other than the FAH LLC Agreement, which shall be subject to amendment or modification solely in accordance with the terms set forth therein; and

•	any increase or decrease of the size of our board of directors.

The Stockholders Agreement will terminate upon the earlier to occur of (1) each of ACON and Fundamental no longer have any right to designate a director as set forth in the Stockholders Agreement, and (2) the unanimous written consent of the parties to the Stockholders Agreement.

REGISTRATION RIGHTS AGREEMENT

In connection with our IPO, we entered into a Registration Rights Agreement with the Original Equity Owners. The Registration Rights Agreement provides ACON with certain “demand” registration rights whereby, at any time after 180 days following our initial public offering and the expiration of any related lock-up period, ACON can require us to register under the Securities Act the offer and sale of shares of Class A common stock issuable to them, at our election (determined solely by our independent directors (within the meaning of the rules of the Nasdaq) who are disinterested), upon redemption or exchange of their common units in FAH, LLC. The Registration Rights Agreement also provides for customary “piggyback” registration rights for all parties to the agreement. We have agreed to pay certain expenses of the registration rights holders in connection with the exercise of their registration rights, and that we will indemnify the registration rights holders against certain liabilities which may arise under the Securities Act or other federal or state securities laws.

INDEMNIFICATION AGREEMENTS

Our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We have entered into indemnification agreements with our executive officers and directors. We also purchased directors’ and officers’ liability insurance.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2017.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2017, the members of our Compensation Committee were Ken Brotman, Charles Denson and Diane Irvine. None of the members of our Compensation Committee is our current employee. During the fiscal year ended December 31, 2017, none of the relationships required to be disclosed by the rules of the SEC existed aside from those identified herein. See “Certain Relationships and Related Person Transactions” for a description of certain transactions involving ACON Investments where Mr. Brotman is a Managing Partner.

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or compensation committee.

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2019 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2802 Wetmore Avenue, Everett, Washington 98201 in writing not later than January 2, 2019.

Stockholders intending to present a proposal at the 2019 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2019 Annual Meeting of Stockholders no earlier than the close of business on February 15, 2019 and no later than the close of business on March 17, 2019. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2019 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after June 15, 2019, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2019 Annual Meeting and not later than the close of business on the 90th day prior to the 2019 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Funko’s Annual Report on Form 10-K

A copy of Funko’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 20, 2018 without charge upon written request addressed to:

Funko, Inc.

Attention: Secretary

2802 Wetmore Avenue

Everett, Washington 98201

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 at www.funko.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Tracy D. Daw, Senior Vice President, General Counsel and Secretary

Everett, Washington

April 27, 2018

FUNKO, INC. 2802 WETMORE AVENUE EVERETT, WASHINGTON 98201

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/14/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/14/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
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1. Election of Directors

Nominees

01. Charles Denson	02. Adam Kriger			03. Brian Mariotti

The Board of Directors unanimously recommends a vote FOR he following proposal:					For	Against	Abstain
2 Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018					☐	☐	☐

NOTE: Transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)				☐
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

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Funko, Inc. Annual Meeting of Stockholders June 15, 2018 8:00 AM Pacific Time This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Funko, Inc. hereby appoint(s) Russell Nickel, Chief Financial Officer, and Tracy Daw, Senior Vice President, General Counsel and Secretary, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A Common Stock and/or Class B Common Stock, as applicable, that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Pacific Time on June 15, 2018 at the Courtyard by Marriott Hotel, 3003 Colby Ave., Everett, WA 98201, and any adjournment, continuation or postponement thereof (the “Annual Meeting”).

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side